EXHIBIT 23.2






                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement pertaining to our report dated November 23, 1999 with respect to the financial statements of Magical Marketing, Inc. included in its Form SB-2 Amendment 2 filed with the Securities and Exchange Commission.



                                                   /s/ Robison, Hill & Co.
                                                   Certified Public Accountants

Salt Lake City, Utah
August 24, 2001